FLEXSHARES® TRUST

FlexShares® High Yield Value-Scored Bond Index Fund

SUPPLEMENT DATED SEPTEMBER 29, 2020 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement supersedes the supplements to the Summary Prospectus dated June 12, 2020 and September 18, 2020.

Effective September 29, 2020:

1. Benjamin J. McCubbin will join Eric R. Williams as a portfolio manager of the FlexShares® High Yield Value-Scored Bond Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Eric R. Williams, a Vice President of Northern Trust Investments, Inc., and Benjamin J. McCubbin have served as Portfolio Managers of the Fund since June 2020 and September 2020, respectively.

This Supplement supersedes the supplements to the Summary Prospectus dated June 12, 2020 and September 18,

2020. Please retain this Supplement with your Summary Prospectus for future reference.